Rule 497(e)

                       FIRST TRUST EXCHANGE-TRADED FUND II

            FIRST TRUST DJ STOXX(R) SELECT DIVIDEND 30 INDEX FUND AND
           FIRST TRUST FTSE EPRA/NAREIT GLOBAL REAL ESTATE INDEX FUND
                 (each, a "Fund" and collectively, the "Funds")

              SUPPLEMENT TO THE PROSPECTUS DATED JANUARY 28, 2008,

                             DATED NOVEMBER 28, 2008

         Effective December 1, 2008, the size of Creation Units of the Funds has been changed from 100,000 Shares to 50,000 Shares.

         Accordingly, the first paragraph and the table under the "Creation Transaction Fees and Redemption Transaction Fees" heading on page 16 is hereby replaced with the following:

         The Funds issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a Creation Transaction Fee (as defined below) that is currently $500 for the Select Dividend 30 Index Fund and $4,000 for the Global Real Estate Index Fund, for each purchase transaction, regardless of the number of Creation Units involved. The Creation Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee may increase or decrease as a Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. The value of a Creation Unit based upon a $30 per Share price would be approximately $1,500,000 for the Select Dividend 30 Index Fund and based upon a $50 per Share price would be approximately $2,500,000 for the Global Real Estate Index Fund. An AP who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Transaction Fee (as defined below) that is currently $500 for the Select Dividend 30 Index Fund and $4,000 for the Global Real Estate Index Fund, for each redemption transaction, regardless of the number of Creation Units involved. The Redemption Transaction Fee may vary and is based on the composition of the securities included in each Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee may increase or decrease as a Fund's portfolio is adjusted to conform to changes in the composition of its corresponding Index. See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,500,000 and a $30 per Share price for the Select Dividend 30 Index Fund and $2,500,000 and a $50 per Share price for the Global Real Estate Index Fund, and a 5% return each year, assuming that a Fund's operating expenses remain the same, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated:

FUND                                                          1 YEAR    3 YEARS
First Trust DJ STOXX(R) Select Dividend 30 Index Fund         $10,198   $155,856
First Trust FTSE EPRA/NAREIT Global Real Estate Index Fund     23,330    168,207


              PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
                              FOR FUTURE REFERENCE

                                                                     Rule 497(e)

                       FIRST TRUST EXCHANGE-TRADED FUND II

            FIRST TRUST DJ STOXX(R) SELECT DIVIDEND 30 INDEX FUND AND
           FIRST TRUST FTSE EPRA/NAREIT GLOBAL REAL ESTATE INDEX FUND
                 (each, a "Fund" and collectively, the "Funds")

  SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 28, 2008,

                             DATED NOVEMBER 28, 2008

         Effective December 1, 2008, the size of Creation Units of the Funds has been changed from 100,000 Shares to 50,000 Shares.

             PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND STATEMENT OF
                   ADDITIONAL INFORMATION FOR FUTURE REFERENCE